UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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The Walt Disney Company
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On February 22, 2024, The Walt Disney Company posted the following article and video to the website www.d23.com :

Who Is Ludwig Von Drake? FEBRUARY 21, 2024 Edit FAN CLUB Join The Club Shop Events Discounts Gift Membership D23 EXCLUSIVE News Videos Podcast Recipes Publication Newsletter Fan App THE ARCHIVES Walt Disney Archives Company History About Walt Disney Ask The Archives Disney A To Z MORE FAQ Guest Services Terms & Conditions SOCIAL Facebook Instagram YouTube Twitter TikTok D23 Membership Terms Terms of Use Privacy Policy Your US State Privacy Rights Children’s Online Privacy Policy Interest-Based Ads Do Not Sell or Share My Personal Information © 2024 Disney and its related entities. All Rights Reserved. By The D23 Team He looks great for a nearly 63-year-old duck, but who is Ludwig Von Drake? You may have seen his latest appearance in a video that explains “How to Vote for Disney” as part of The Walt Disney Company’s Annual Meeting of Shareholders coming up on April 3. But you may not know a lot about Donald Duck’s brilliant and eccentric professor uncle. To remind you of Ludwig’s many entertaining appearances, we’re sharing here some of the “8 Genius Facts About Ludwig Von Drake” compiled by Disney historian Jim Fanning on the occasion of the character’s 60th birthday in 2021: His 1961 Debut Ludwig Von Drake first appeared on the premiere episode of Walt Disney’s Wonderful World of Color on September 24, 1961. The only major animated character Walt created especially for television, Professor Von Drake is Donald Duck’s father’s brother. (He has a different last name because Donald took his mother’s name when he went into show business.) As quoted from Von Drake’s official bio by Walt Disney, Ludwig is “an eminent psychologist, renowned color expert, etymologist” and “the most sought after lecturer in the world. He is undoubtedly the outstanding genius of the century.” His Colorful Origins Walt Disney’s arrival at the forefront of color television programming in 1961 was big news. His move to NBC, “the Color Network,” from ABC, home to the Disney TV hour since 1954, made headlines. To signal his serious intent to produce must-see full-color broadcasts Walt created an all-new animated character: Ludwig Von Drake, who held forth on “An Adventure in Color/Mathmagic Land,” the first Wonderful World of Color episode. He let loose with the first of his loony lectures, on color, of course, especially as seen via color TV.

His Distinctive Voice One of Walt’s favorite voice artists, Disney Legend Paul Frees, was the vocal powerhouse behind Professor Von Drake’s zany on-screen personality. Gifted with a three-octave vocal range and an unerring ear for impressions, Frees was also a talented actor whose vocal improvisations helped shaped the Von Drake character beyond simply a wild Austrian accent. “Walt Disney gave me a lot of liberty in portraying the Professor, and I’ve made him more personal than any of my other characters,” Frees once said. The actor voiced a variety of Disney roles, including many of the buccaneers in Pirates of the Caribbean and the weirdly welcoming Ghost Host at the Haunted Mansion at Disneyland Park. He took a live-action role in Walt Disney’s The Shaggy Dog (1959), playing a psychiatrist. His Famous Nephew In his appearances, Ludwig emphasized academia, reveling in rants and ramblings about geometry, geography, atomic energy and especially psychiatry. In “Inside Donald Duck” (1961), the learned loony actually succeeds in curing Donald of his infamously fiery temper—until Ludwig presents his nephew with the bill. And in the DuckTales TV series, the learned professor took on perhaps his greatest challenge (since Donald anyhow) as psychiatrist to Launchpad McQuack. His LP Recording Ludwig crashed the spoken-word recording trend of the 1960s by yakking it up about color theory, music (singing some specially composed Sherman Brothers songs along the way), and the art of sound recording on his own LP album, Professor Ludwig Von Drake. Once available only as a vinyl LP, this classic comedy album is accessible today via online music stores. His Appearances in Print Ludwig jumped from the television screen to the printed page with such hardcover classics as “Ludwig Von Drake, Dog Expert” as well as his own comic book title. Ludwig also joined the comic-page cast of the classic Donald Duck newspaper strip drawn by Disney Legend Al Taliaferro and written by Bob Karp. On September 22, 1961, Donald starts preparing for the arrival of the “all-around genius” from Vienna by redecorating his guest room with a telescope, test tubes, and maybe even a “hunk of uranium 255.” Donald unveils an oversized painting of his Uncle Ludwig (sent as a gift by the Professor himself) in the Sunday color comic page published on September 24, 1961—the very date Von Drake debuted on Walt Disney’s Wonderful World of Color. From that point on, Ludwig was a supporting star of the Donald Duck strip for the next four decades. His Beetle Buddy Such a talkative talent needs someone to converse with besides the television audience, so Ludwig was given a pet named Herman to interact with. A bootle beetle—that particularly Disney species of insect—Herman popped up from time to time to help Ludwig with his presentations. In “Music for Everybody” (1966), Ludwig introduces his own 99-piece orchestra made up entirely of bootle beetles. Herman and his musical pals also appear as the Bughouse Five, a spoof of the Disney-artist jazz band, Firehouse Five Plus Two, headed by frequent Ludwig animator Ward Kimball. His Recent Roles In addition to playing it up in various video games, Ludwig has thrived in recent TV productions, starring in his own segment, “Ask Von Drake,” on House of Mouse (2003–2009). His tricky song wherein the wacky vocalist rapidly rattled off an endless list of Disney characters has become a YouTube favorite. On Mickey Mouse Clubhouse, Von Drake invented the titular high-tech clubhouse, equipping it with outlandish accessories. In the stylized and crazily creative Mickey Mouse series of newly produced cartoons from 2013, the kooky professor fits right in. This Disney favorite continues to delight video audiences whether or not they are aware of his zany television debut 62-plus years ago!

Forward-Looking Statements Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s expectations; beliefs; plans; strategies; business or financial prospects or outlook; future shareholder value; expected growth and value creation; profitability; investments; capital allocation, including dividends and share repurchases; expected benefits of new initiatives; cost reductions and efficiencies; content offerings; priorities or performance; and other statements that are not historical in nature. These statements are made on the basis of the Company’s views and assumptions regarding future events and business performance and plans as of the time the statements are made. The Company does not undertake any obligation to update these statements unless required by applicable laws or regulations, and you should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or implied. Such differences may result from actions taken by the Company, including restructuring or strategic initiatives (including capital investments, asset acquisitions or dispositions, new or expanded business lines or cessation of certain operations), our execution of our business plans (including the content we create and intellectual property we invest in, our pricing decisions, our cost structure and our management and other personnel decisions), our ability to quickly execute on cost rationalization while preserving revenue, the discovery of additional information or other business decisions, as well as from developments beyond the Company’s control, including: the occurrence of subsequent events; deterioration in domestic or global economic conditions or failure of conditions to improve as anticipated, including heightened inflation, capital market volatility, interest rate and currency rate fluctuations and economic slowdown or recession; deterioration in or pressures from competitive conditions, including competition to create or acquire content, competition for talent and competition for advertising revenue; consumer preferences and acceptance of our content and offerings, pricing model and price increases, and corresponding subscriber additions and churn, and the market for advertising and sales on our direct-to-consumer services and linear networks; health concerns and their impact on our businesses and productions; international, political or military developments; regulatory or legal developments; technological developments; labor markets and activities, including work stoppages; adverse weather conditions or natural disasters; and availability of content. Such developments may further affect entertainment, travel and leisure businesses generally and may, among other things, affect (or further affect, as applicable): our operations, business plans or profitability, including direct-to-consumer profitability; our expected benefits of the composition of the Board; demand for our products and services; the performance of the Company’s content; our ability to create or obtain desirable content at or under the value we assign the content; the advertising market for programming; income tax expense; and performance of some or all Company businesses either directly or through their impact on those who distribute our products. Additional factors are set forth in the Company’s Annual Report on Form 10-K for the year ended September 30, 2023, including under the captions “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business”, and subsequent filings with the Securities and Exchange Commission (the “SEC”), including, among others, quarterly reports on Form 10-Q. Additional Information and Where to Find It Disney has filed with the SEC a definitive proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for Disney’s 2024 Annual Meeting of Shareholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY DISNEY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Disney free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Disney are also available free of charge by accessing Disney’s website at www.disney.com/investors. Participants Disney, its directors and executive officers and other members of management and employees will be participants in the solicitation of proxies with respect to a solicitation by Disney. Information about Disney’s executive officers and directors is available in Disney’s definitive proxy statement for its 2024 Annual Meeting, which was filed with the SEC on February 1, 2024. To the extent holdings by our directors and executive officers of Disney securities reported in the proxy statement for the 2024 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.  Search D23 HOME / NEWS / HEADLINES / WHO IS LUDWIG VON DRAKE? JOIN SHOP DISCOUNTS ULTIMATE FAN EVENT IN THIS SECTION DISNEY+ D23 EXCLUSIVE HEADLINES D23 INSIDE DISNEY PODCAST JUST FOR FUN VIDEOS & PHOTOS RECIPE COLLECTION Please review our D23 Membership Terms which changed on February 15, 2024. X

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Forward-Looking Statements Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s expectations; beliefs; plans; strategies; business or financial prospects or outlook; future shareholder value; expected growth and value creation; profitability; investments; capital allocation, including dividends and share repurchases; expected benefits of new initiatives; cost reductions and efficiencies; content offerings; priorities or performance; and other statements that are not historical in nature. These statements are made on the basis of the Company’s views and assumptions regarding future events and business performance and plans as of the time the statements are made. The Company does not undertake any obligation to update these statements unless required by applicable laws or regulations, and you should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or implied. Such differences may result from actions taken by the Company, including restructuring or strategic initiatives (including capital investments, asset acquisitions or dispositions, new or expanded business lines or cessation of certain operations), our execution of our business plans (including the content we create and intellectual property we invest in, our pricing decisions, our cost structure and our management and other personnel decisions), our ability to quickly execute on cost rationalization while preserving revenue, the discovery of additional information or other business decisions, as well as from developments beyond the Company’s control, including: the occurrence of subsequent events; deterioration in domestic or global economic conditions or failure of conditions to improve as anticipated, including heightened inflation, capital market volatility, interest rate and currency rate fluctuations and economic slowdown or recession; deterioration in or pressures from competitive conditions, including competition to create or acquire content, competition for talent and competition for advertising revenue; consumer preferences and acceptance of our content and offerings, pricing model and price increases, and corresponding subscriber additions and churn, and the market for advertising and sales on our direct-to-consumer services and linear networks; health concerns and their impact on our businesses and productions; international, political or military developments; regulatory or legal developments; technological developments; labor markets and activities, including work stoppages; adverse weather conditions or natural disasters; and availability of content. Such developments may further affect entertainment, travel and leisure businesses generally and may, among other things, affect (or further affect, as applicable): our operations, business plans or profitability, including direct-to-consumer profitability; our expected benefits of the composition of the Board; demand for our products and services; the performance of the Company’s content; our ability to create or obtain desirable content at or under the value we assign the content; the advertising market for programming; income tax expense; and performance of some or all Company businesses either directly or through their impact on those who distribute our products. Additional factors are set forth in the Company’s Annual Report on Form 10-K for the year ended September 30, 2023, including under the captions “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business”, and subsequent filings with the Securities and Exchange Commission (the “SEC”), including, among others, quarterly reports on Form 10-Q. Additional Information and Where to Find It Disney has filed with the SEC a definitive proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for Disney’s 2024 Annual Meeting of Shareholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY DISNEY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Disney free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Disney are also available free of charge by accessing Disney’s website at www.disney.com/investors. Participants Disney, its directors and executive officers and other members of management and employees will be participants in the solicitation of proxies with respect to a solicitation by Disney. Information about Disney’s executive officers and directors is available in Disney’s definitive proxy statement for its 2024 Annual Meeting, which was filed with the SEC on February 1, 2024. To the extent holdings by our directors and executive officers of Disney securities reported in the proxy statement for the 2024 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov. Join The Club Shop Events Discounts Gift Membership D23 EXCLUSIVE News Videos Podcast Recipes Publication Newsletter Fan App THE ARCHIVES Walt Disney Archives Company History About Walt Disney Ask The Archives Disney A To Z FAQ Guest Services Terms & Conditions SOCIAL Facebook Instagram YouTube Twitter TikTok D23 Membership Terms Terms of Use Privacy Policy Your US State Privacy Rights Children’s Online Privacy Policy Interest-Based Ads Do Not Sell or Share My Personal Information © 2024 Disney and its related entities. All Rights Reserved. Please review our D23 Membership Terms which changed on February 15, 2024. X

How to Vote Video Transcript

Bill Rogers (BR):
Welcome Shareholders,
(LVD cuts BR off mid-sentence)

Professor Ludwig Von Drake (LVD):
Friends, Relatives and esteemed Chairman, you are all probably wondering what we are doing here today…

Now let’s begin…

Bill Rogers (BR):
(BR interjects mid-sentence)
Woah! Professor Ludwig Von Drake slow down there!

On April 3, The Walt Disney Company will be hosting its Annual Meeting of Shareholders and we need you to all vote FOR your Board!

BR:
Over the coming weeks, you will be receiving your voting materials relating to the WHITE proxy card.  You may see them even sooner if you had consented to receiving them by email, so keep a watch on your inbox!

Professor Ludwig, why don’t you tell our shareholders how they can vote?

LVD:
Yes, yes, today we are going to use the Von Drake Method.

BR:
Professor Ludwig, they don’t vote using those kinds of cards!

BR:
Voting is easy you can vote electronically or by good old fashioned mail

Note that if you type in the website address, you’ll be asked to provide the control number shown on the WHITE proxy card so be sure to have it handy. If you access the website using the QR code on the WHITE proxy card or the WHITE “VOTE NOW” button on your email, no control number will be needed.

Please vote all of your shares in all of your accounts – each account will have a separate control number specific to the WHITE proxy card.

BR:
All electronic votes have to be submitted no later than 11:59 pm on April 2, 2024.

If you hold shares in Disney Employee Plan, please note the earlier voting deadline indicated on your WHITE voting instruction form

BR:
Remember it’s important you vote only for Disney’s 12 nominees using the WHITE proxy card

Do not vote for the Trian Group or Blackwells nominees.

Voting this year is critical — no matter how many or how few shares you may own.

BR:
Professor Ludwig, what should the shareholders do with their blue and green proxy cards?

LVD:
Uh huh,

BR:
He’s on the phone

LVD:
Yes, I do not need the extended warranty

BR:
Well shareholders may simply discard them, please, do NOT use the BLUE or GREEN proxy cards

LVD:
Got another difficult question for the professor?

BR:
Thank you, Professor, I think our shareholders are now well informed on how to vote for their Board.

Remember, it’s important you vote only for Disney’s 12 nominees using the WHITE proxy card

Do not vote for the Trian Group or Blackwells nominees

BR:
We thank you for supporting Disney.  If you have any questions about voting your shares, please call our proxy solicitor, Innisfree M&A Incorporated.

BR:
From Professor Ludwig Von Drake and I, thank you and goodbye!

Forward-Looking Statements

Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s expectations, beliefs, plans, strategies, business or financial prospects or outlook, future shareholder value, priorities or performance; and other statements that are not historical in nature. These statements are made on the basis of the Company’s views and assumptions regarding future events and business performance and plans as of the time the statements are made. The Company does not undertake any obligation to update these statements unless required by applicable laws or regulations, and you should not place undue reliance on forward-looking statements.

Actual results may differ materially from those expressed or implied. Such differences may result from actions taken by the Company, including restructuring or strategic initiatives or other business decisions, as well as from developments beyond the Company’s control, including: the occurrence of subsequent events; further deterioration in domestic or global economic conditions or failure of conditions to improve as anticipated, including heightened inflation, capital market volatility, interest rate and currency rate fluctuations and economic slowdown or recession; deterioration in or pressures from competitive conditions, including competition to create or acquire content; consumer preferences and acceptance of our content and offerings, pricing model and price increases, and corresponding subscriber additions and churn, and the market for advertising and sales on our direct-to-consumer services and linear networks; health concerns and their impact on our businesses; international, political or military developments; regulatory or legal developments; technological developments; labor markets and activities, including work stoppages; adverse weather conditions or natural disasters; and availability of content. Such developments may further affect entertainment, travel and leisure businesses generally and may, among other things, affect (or further affect, as applicable): our operations, business plans or profitability, including direct-to-consumer profitability; our expected benefits of the composition of the Board; demand for our products and services; the performance of the Company’s content; our ability to create or obtain desirable content at or under the value we assign the content; the advertising market for programming; income tax expense; and performance of some or all Company businesses either directly or through their impact on those who distribute our products.

Additional factors are set forth in the Company’s Annual Report on Form 10-K for the year ended September 30, 2023, including under the captions “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business”, and subsequent filings with the Securities and Exchange Commission (the “SEC”), including, among others, quarterly reports on Form 10-Q.

Additional Information and Where to Find It

Disney has filed with the SEC a definitive proxy statement on Schedule 14A, containing a form of WHITE proxy card, with respect to its solicitation of proxies for Disney’s 2024 Annual Meeting of Shareholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED BY DISNEY AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by Disney free of charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by Disney are also available free of charge by accessing Disney’s website at www.disney.com/investors.

Participants

Disney, its directors and executive officers and other members of management and employees will be participants in the solicitation of proxies with respect to a solicitation by Disney. Information about Disney’s executive officers and directors is available in Disney’s definitive proxy statement for its 2024 Annual Meeting, which was filed with the SEC on February 1, 2024. To the extent holdings by our directors and executive officers of Disney securities reported in the proxy statement for the 2024 Annual Meeting have changed, such changes have been or will be reflected on Statements of Change in Ownership on Forms 3, 4 or 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.